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                                                                    EXHIBIT 23.2

                    [Letterhead of Deloitte Touche Tohmatsu]

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Nam Tai Electronics, Inc. on Form S-8 of our report dated March 15, 2001 appearing in the Annual Report on Form 20-F of Nam Tai Electronics, Inc.'s for the year ended December 31, 2000.


/s/ Deloitte Touche Tohmatsu

Deloitte Touche Tohmatsu
Hong Kong
March 28, 2001